AGREEMENT TO PURCHASE & SELL LEASES
TEJON AREA

This Agreement ("Agreement") is entered into and effective on August 1, 2013 ("Effective Date") by and among SOLIMAR ENERGY LLC ("Solimar"), a California limited liability company, whose mailing address is 121 N. Fir St., Suite H, Ventura, CA 93003, LANI, LLC ("Lani"), a California limited liability company, whose mailing address is 56 Main Street, Suite 202, Ventura, California 93001 and AVERE ENERGY CORP. ("Avere"), a Delaware corporation, whose mailing address is 4005 Hancock Place, Plano, Texas 75023.

WHEREAS Solimar, Lani and Avere each own certain undivided working interest in the oil and gas leases listed on Exhibit A ("Leases") such working interests being Solimar - 57.5%, Lani - 21.25% and Avere - 21.25%;

WHEREAS Solimar and Lani entered into that certain Modified Agreement regarding Tejon Main Area and Tejon Extension Area on or about August 6, 2012, which agreement is in full force and effect; and

WHEREAS Solimar now wishes to sell, transfer and convey 28.75% of 100% right, title and interest in the leasehold estate created under the Leases to Avere, and an 18.75% interest to Lani, for a total transfer of 47.5% of 100% of the leasehold estate created under the Leases.

NOW THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, Solimar, Lani and Avere agree as follows:

1. **ASSIGNMENT.** Subject to the terms and conditions of this Agreement, and subject to all required consents to assign being obtained, Solimar agrees to sell, assign, convey and deliver, on an AS IS AND WHEREIS basis, to each of Lani and Avere, and each of Lani and Avere agrees to purchase and acquire from Solimar, at the closing 28.75 % of 100% right, title and interest to Avere and 18.75 of 100% right, title and interest to Lani in the leasehold estate created under the Leases, effective as of August 1, 2013. For clarity purposes, by virtue of this Agreement, the undivided ownership of the leasehold estate created by the Leases following the assignments set forth in the previous sentence will be Solimar 10.00%, Lani 40.00% and Avere 50.00%. Each assignment of the Leases to be made pursuant to this Agreement shall be on substantially the same form as attached as Exhibit B.

2. **PURCHASE PRICE.** The purchase price to be paid for the assignments provided herein by Lani and Avere shall be a total of Two Hundred and Fifty Thousand U.S. Dollars ($250,000.00 U.S.) ("Purchase Price") to be delivered to Solimar via wire transfer. Notwithstanding anything to the contrary in this Agreement, if Lani and Avere fail to pay the Two Hundred and Fifty Thousand U.S. Dollar ($250,000.00 U.S.) Purchase Price on or before three business days after consent to assign the Tejon Ranchcorp lease from Solimar to Avere and Lani is obtained, then this Agreement shall immediately terminate.

3. **CLOSING.** Closing (i.e. execution of the assignments contemplated herein and funding to Solimar of the Purchase Price) shall occur in Solimar's offices or via overnight mail within three business days subsequent to obtaining the consent to assign the Tejon Ranchcorp Lease from Solimar to Avere and Lani. Should the consent to assign the Tejon

RR GR

Ranchcorp lease not be obtained, then this Agreement shall become null and void and no Purchase Price shall be due.

4. **FARMOUT OR SALE RESTRICTION.** Each of Solimar, Lani and Avere agree that Solimar, Lani and Avere are prohibited, after consummation of the assignments contemplated herein and prior to a discovery well being drilled on the Leases, from farming out selling or otherwise divesting less than 10% of 100% of their right, title and interest in the Leases. Subsequent to a discovery well being drilled on the Leases any party may farmout or sell all or a portion of its interest in the Leases.

5. **DUE DILIGENCE.** Lani and Avere have conducted due diligence on the Leases and have satisfied themselves as to the validity of Solimar's ownership.

6. **JOINT OPERATING AGREEMENT.** Solimar, Lani and Avere agree to further amend that certain Tejon Area Joint Operating Agreement, dated July 29, 2011 (as amended by that certain undated Amendment to Joint Operating Agreement, executed by the parties on October 5,2012, October 23, 2012, and November 15, 2012 ("JOA") , to provide that Lani become Operator (as that term is defined in the JOA) of all depths within the Contract Area (as that term is defined in the JOA) and to provide other changes to effectuate the terms of this Agreement.

7. **CONSENTS TO ASSIGN LEASES.** Lani and Avere shall be responsible for obtaining any and all consents to assign the Leases that may be required to effectuate the assignment of the Leases contemplated by this Agreement. However, if Tejon Ranchcorp, currently one of the Lessors of the Lease, fails to provide a consent to the assignments, then this Agreement shall become null and void and there shall be no closing nor any assignments of the Leases. If any consideration is paid to Solimar prior to assignments of the Leases, said consideration shall be returned to East West Petroleum, or such other entity that transferred the consideration to Solimar.

8. **NO WARRANTY.** The Leases are to be assigned, sold and delivered to each of Lani and Avere in their AS IS/WHERE IS condition with NO WARRANTY OF CONDITION EITHER EXPRESSED OR IMPLIED INCLUDING, BUT NOT LIMITED TO, WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9. NOTICES. All notices required under this Agreement must be in writing and delivered personally or by certified mail, postage prepaid and return receipt requested or by facsimile or e-mail as follows:

Solimar:	Solimar Energy, LLC 121 N. Fir Street Suite H Ventura, CA 93003 Attention: Land Manager e-mail- rodwyer@solimarenergy.us Facsimile: (805) 643-4105	Lani:	Lani, LLC 56 Main Street, Suite 202, Ventura, California 93001 Attention: Bob Rosenthal e-mail: pelrosental@aol.com

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Avere: 4005 Hancock Place,
Plano, Texas 75023.

Attention: Greg Renwick

e:mail:grenwick@eastwestpetroleum.ca

10. **COUNTERPARTS.** This Agreement may be executed in as many counterparts as necessary, each of which shall be treated as an original but all of which together will constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first written above.

SOLIMAR ENERGY, LLC,
a California limited liability company

By:_________________________________
Donn Pedersen
Authorized Signer

LANI, LLC, a California limited liability company

By:_________________________________
Robert Rosenthal, President
North American Oil & Gas Corp.
Sole Member Lani LLC

AVERE ENERGY CORP., a Delaware corporation

By:_________________________________
Gregory Renwick
President

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
Tejon Ranch Corp	Tejon Ranchcorp	7/1/10	2174.10	2174.1000	100.0000%	T11N R19W SEC 14 NE4 & W2 SE4; SEC 21 SE4; SEC 22 S2; SEC. 23 ALL Exc. SE4; SEC. 27 N2; SEC 28 N2; SEC 29 N2	9/7/10 #0210122792
WH-2e	William W. Dunlavy	10/13/05	160.00	20.0000	12.5000%	T11N R19W SEC 22; NE4	12/8/05 #0205340811 Ext. 5/11/10 #0210062060
WH-2f	Bruce Hutter	10/27/05	160.00	5.0000	3.1250%	T11N R19W SEC 22: NE4	12/22/05 #0205352568 Ext. 5/11/10 #0210062062
WH-2g	Gail Vendeland	1/23/06	160.00	5.0000	3.1250%	T11N R19W SEC 22: NE4	3/28/06 #0206073776 Extension unrecorded
WH-2h	Dean Hutter	10/31/05	160.00	5.0000	3.1250%	T11N R19W SEC 22: NE4	12/22/05 #020535269 Ext. 5/11/10 #0210062063
WH-2ba	Donald L. Bertsch, H&D of the Est. of Margery E. Bertsch, Dec'd	1/12/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	3/28/06 #0206073777 Ext. 3/2/11 #0211027991

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
WH-2bb	James A . Bertsch, H&D of the Est. of Margery E. Bertsch	2/7/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	3/28/06 #0206073782 Ext. 4/6/11 #0211045348
WH-2bc	Dennis S. Bertsch, H&D of the Est. of Margery E. Bertsch, Dec'd	1/10/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	2/24/06 #02060456911 Ext. 3/2/11 #0211027990
WH-2bd	Emil A. Bertsch, Jr., H&D of the Est. of Margery E. Bertsch, Dec'd	1/4/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	2/24/06 #0206045912 Ext. 6/11/10 #0210077072
WH-2be	Margery E. Gunstone, H&D of the Est. of Margery E. Bertsch, Dec'd P.O. Box 714, Yelm, WA 98597	1/11/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	2/24/06 #0206045918 Ext. 3/2/11 #0211027992
WH-2bf	Kathleen Marbut, H&D of the Est. of Margery E. Bertsch, Dec'd	1/10/06	160.00	2.2220	1.3887%	T11N R19W SEC 22: NE4	3/28/06 #0206073775 Ext. 2/18/11 #0211022827
WH-2c WH-2d	Newton R. Betts, Jr., Ind. and H&D of the Est. of Jean C. Murray, Dec'd.	2/16/06	160.00	26.6660	16.6662%	T11N R19W SEC 22: NE4	3/28/06 #0206073784 Ext. 4/9/10 #0210047164

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
WH-7a	Stanley D. Swall	9/28/05	160.00	8.0000	5.0000%	T11N R19W SEC 22: NW4	12/8/05 #0205340813 Ext. 6/11/10 #0210077076
WH-7b	Joyce Swall	10/20/05	160.00	4.0000	2.5000%	T11N R19W SEC 22: NW4	12/22/05 #0205352572 Ext. 5/11/10 #0210062065
WH-7d	Ray Schmidt & Beverly Ann Swall Schmidt	10/4/05	160.00	4.0000	2.5000%	T11N R19W SEC 22: NW4	12/8/08 #0205340814 Ext. 5/11/10 #0210062064
WH-7d	Thomas L. Swall	10/25/05	160.00	6.6660	4.1663%	T11N R19W SEC 22: NW4	12/22/05 #0205352573 Ext. 6/21/11 #0211079826
WH-7i	Carroll R. Johnson (lease originally signed by Shirley Maxon, Extension signed by Cynthia I. Fisher, Trustee)	12/1/05	160.00	1.6666	1.0416%	T11N R19W SEC 22: NW4	1/25/06 #0206019206 Ext. 6/11/10 #0210077073
WH-7i	Bruce Johnson (lease originally signed by Shirley Maxon, Extension signed by Cynthia I. Fisher, Trustee)	12/1/05	160.00	1.6667	1.0417%	T11N R19W SEC 22: NW4	1/25/06 #0206019206 Ext. 6/11/10 #0210077073

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
WH-7i	Cynthia I. Fisher (lease originally signed by Shirley Maxon, Extension signed by Cynthia I. Fisher, Trustee)	12/1/05	160.00	1.6667	1.0417%	T11N R19W SEC 22: NW4	1/25/06 #0206019206 Ext. 6/11/10 #0210077073
WH-7m	Kathryn Rice (James Rice, Decd)	12/2/05	160.00	5.0000	3.1250%	T11N R19W SEC 22: NW4	1/25/06 #0206019213 Ext. 6/11/10 #0210077071
WH-7n	Marjy Sauers, aka Marjy Lyall P.O. Box 670, Rio Dell, CA 95562	12/7/05	160.00	5.0000	3.1250%	T11N R19W SEC 22: NW4	2/24/06 #0206045917 Ext. 5/11/10 #0210062061
WH-7p	Constance Joan Swall, aka Constance Erickson, Decd: Jeneffer Stack, Heir	12/12/05	160.00	5.0000	3.1250%	T11N R19W SEC 22: NW4	2/24/06 #020645916 Ext. 7/28/10 #0210099465
WH-8b	I & I Farms, Rosemary F. Icardo, President	11/9/05	10.00	1.6700	16.7000%	T11N R19W SEC 28: SE4 NE4 SE4	12/22/05 #0205352574 Ext. 0210077075

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
WH-8c	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Gary J. Icardo dated 12/27/10	11/9/05	10.00	0.5570	5.5600%	T11N R19W SEC 28: SE4 NE4 SE4	12/22/10 #025352575 Ext. 6/11/10 #0210077074
WH-8c	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Yvonne Icardo dated 12/27/10	11/9/05	10.00	0.5560	5.5600%	T11N R19W SEC 28: SE4 NE4 SE4	12/22/10 #025352575 Ext. 6/11/10 #0210077074
WH-8c	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Regina McCormack dated 12/27/10	11/9/05	10.00	0.5560	5.5500%	T11N R19W SEC 28: SE4 NE4 SE4	12/22/10 #025352575 Ext. 6/11/10 #0210077074
08-89 (3)	CA Grogg	9/27/07	160.00	80.0000	50.0000%	T11N R19W SEC 28 SW4	12/19/07 #0207249450 Ext. 9/28/11 #0211126443
08-89 (3)	Thomas J. Grogg	9/27/07	160.00	80.0000	50.0000%	T11N R19W SEC 28 SW4	12/19/07 #0207249449 Ext. 9/28/11 #0211126441

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
08-89 (4)	Three in One Petroleum Corporation	10/23/07	20.00	20.0000	100.0000%	T11N R19W SEC 28 E2 NW4 SE4	7/3/08 #0208106066
08-89 (5)	The Heirs & Devisees of the Est. of John Edgar Newlon, Dec'd; Gary Newlon, Heir	10/5/07	40.00	20.0000	50.0000%	T11N R19W SEC 28 SW4 SE4	12/19/07 #0207249451 Ext. 11/11/11 #0211149596
08-89 (5)	Elizabeth J. Hoffmann, Anne E. Hoffmann Johnson and John C. Hoffmann, Co-Trustees of the Hoffmann Family Trust under agreement dated March 16, 2012	10/5/07	40.00	20.0000	50.0000%	T11N R19W SEC 28 SW4 SE4	7/3/08 #0208106067 Ext. 11/11/11 #0211149595
08-89 (8, 15)	I & I Farms, Incorporated	8/20/08	30.00	15.0000	50.0000%	T11N R19W PCL 1: SEC 28: N2 E2 NE4 SE4; PCL 2: SEC 28: W2 NW4 SE4	10/17/08 #0208165796

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
08-89 (8, 15)	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Gary J. Icardo dated 12/27/10	8/20/08	30.00	5.0000	16.6600%	T11N R19W PCL 1: SEC 28: N2 E2 NE4 SE4; PCL 2: SEC 28: W2 NW4 SE4	10/17/08 #0208165796
08-89 (8, 15)	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Yvonne Icardo dated 12/27/10	8/20/08	30.00	5.0000	16.6700%	T11N R19W PCL 1: SEC 28: N2 E2 NE4 SE4; PCL 2: SEC 28: W2 NW4 SE4	10/17/08 #0208165796
08-89 (8, 15)	Gary James Icardo, Trustee of the Jimmie and Marjorie Icardo Irrevocable trust for Regina McCormack dated 12/27/10	8/20/08	30.00	5.0000	16.6700%	T11N R19W PCL 1: SEC 28: N2 E2 NE4 SE4; PCL 2: SEC 28: W2 NW4 SE4	10/17/08 #0208165796

Exhibit A

to that certain Agreement to Purchase and Sell Leases
Tejon Area
Dated Effective August 1, 2013

MPI#	LESSOR:	LEASE DATE	GROSS ACRES	NET ACRES	INT. % LSED IN PARCEL	DESCRIPTION	RECORDED
08-89 (9)	Vivian Blodget Hughes, wata Vivian Blodget, Ttee of the Vivian Blodget Family Trust dated 12/3/1993	11/20/08	40.00	20.0000	50.0000%	T11N R19W: SEC 28: SE4 SE4	12/17/08 #0208195119
11-25 (3)	J.T. Waller, Trustee under Trust Agreement dated April 1, 1994	5/16/11	159.9400	79.97000	50.0000%	T11N R19W SEC 14: SW4, EXC N 50' OF S. 342' OF W. 55'	5/26/11 #0211068980
11-25 (2)	Earl J. Kinney, Jr.	7/8/11	158.1800	39.5450	25.0000%	SEC 14: NW4	7/22/11 #0211093137

EXHIBIT B TO AGREEMENT TO PURCHASE & SELL LEASES - TEJON AREA

RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:

NAME Lani LLC
ATTN: Donald Boyd

MAILING ADDRESS 56 E. Main St., Ste. 202

CITY, STATE ZIP CODE Ventura, CA 93001

(SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE)

Documentary Transfer Tax $__________
___Computed on value of interest conveyed.
___Computed on value of interest conveyed less liens and encumbrances remaining thereon at time of sale.
___No property transfer tax due.

By:____________________________

ASSIGNMENT OF OIL AND GAS LEASES

This ASSIGNMENT OF OIL AND GAS LEASES ("Assignment") is made and entered into this ___ day of August, 2013 by and between _______________ ("Assignor"), and __________________________ ("Assignee").

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor does hereby assign, transfer and convey unto Assignee ____________________________ Percent (_____%) of One-Hundred Percent (100%) of the working right, title, and interest in and to those certain oil, gas, and mineral leases covering certain real property located in Kern County, State of California, more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (the "Leases"). After this Assignment, Assignee shall hold a 50% working right, title and interest in the Leases.

This Assignment includes all of Assignor's right, title, and interest in and to, and is expressly made subject to the terms and conditions of, all contracts and agreements relating to the Leases, and is further subject to all royalties and overriding royalties burdening the Leases, whether of record or not.

This Assignment is expressly made subject to the terms and conditions of that certain Joint Operating Agreement for the Lease, and all amendments thereto, which such terms and conditions are hereby incorporated by this reference.

This Assignment shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective personal representatives, successors, and assigns, and may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Assignment.

IN WITNESS WHEREOF, this Assignment has been duly executed as of the date first written above, but shall be effective for all purposes as of the Effective Date.

ASSIGNOR:	ASSIGNEE:
By:____________________________	By:____________________________
Printed Name: Title:	Printed Name: Title: .